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                                                                   Exhibit 99.4

                          COMMON SECURITY CERTIFICATE

         THIS COMMON SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION.

         EXCEPT AS SET FORTH IN SECTION 8.1(b) OF THE DECLARATION (AS DEFINED BELOW), THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED.
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           Certificate Number C-1     Number of Common Securities 403

                    Certificate Evidencing Common Securities

                                       of

                           NORTHWAY CAPITAL TRUST II

         Northway Capital Trust II, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that Northway Financial, Inc. (the "Holder") is the registered owner of 403 common securities of the Trust representing undivided beneficial interests in the assets of the Trust (liquidation amount $1,000 per Common Security)(the "Common Securities"). The Common Securities represented hereby are issued pursuant to, and the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities shall in all respects be subject to, the provisions of the Amended and Restated Declaration of Trust of the Trust, dated as of July 11, 2002, among William J. Woodward and Richard P. Orsillo, as Administrators, Wilmington Trust Company, as Delaware Trustee, Wilmington Trust Company, as Institutional Trustee, the Holder, as Sponsor, and the holders from time to time of undivided beneficial interests in the assets of the Trust, including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration, as the same may be amended from time to time (the "Declaration"). Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Sponsor will provide a copy of the Declaration and the Indenture to the Holder without charge upon written request to the Sponsor at its principal place of business.

         As set forth in the Declaration, when an Event of Default has occurred and is continuing, the rights of Holders of Common Securities to payment in respect of Distributions and payments upon Liquidation, redemption or otherwise are subordinated to the rights of payment of Holders of the Capital Securities.

         Upon receipt of this Certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

         By acceptance of this Certificate, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Common Securities as evidence of undivided beneficial ownership in the Debentures.

         This Common Security is governed by, and shall be construed in accordance with, the laws of the State of Delaware, without regard to principles of conflict of laws.
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         IN WITNESS WHEREOF, the Trust has executed this certificate this 11th day of July, 2002.

                                             NORTHWAY CAPITAL TRUST II

                                             By: /s/ William J. Woodward
                                                ----------------------------
                                             Name: William J. Woodward
                                             Title: Administrator
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                              REVERSE OF SECURITY

         Distributions payable on each Common Security will be identical in amount to the Distributions payable on each Capital Security, which is at a variable per annum rate of interest, reset quarterly, equal to LIBOR (as defined in the Declaration) plus 3.65% (the "Coupon Rate") of the stated liquidation amount of $1,000 per Capital Security, such rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee (provided, that the applicable Coupon Rate may not exceed 12.5% through the Distribution Payment Date in July, 2007). Except as set forth below in respect of an Extension Period, Distributions in arrears for more than one quarterly period will bear interest thereon compounded quarterly at the applicable Coupon Rate for each such quarterly period (to the extent permitted by applicable law). The term "Distributions" as used herein includes cash distributions, any such compounded distributions and any Additional Interest payable on the Debentures unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available in the Property Account therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year and the actual number of days elapsed in the relevant Distribution period.

         Except as otherwise described below, Distributions on the Common Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears on January 7, April 7, July 7 and October 7 of each year, commencing on October 7, 2002 (each, a "Distribution Payment Date"). The Debenture Issuer has the right under the Indenture to defer payments of interest on the Debentures by extending the interest payment period for up to 20 consecutive quarterly periods (each, an "Extension Period") at any time and from time to time on the Debentures, subject to the conditions described below, during which Extension Period no interest shall be due and payable (except any Additional Interest that may be due and payable). During any Extension Period, interest will continue to accrue on the Debentures, and interest on such accrued interest (such accrued interest and interest thereon referred to herein as "Deferred Interest") will accrue at an annual rate equal to the Coupon Rate in effect for each such Extension Period, compounded quarterly from the date such Deferred Interest would have been payable were it not for the Extension Period, to the extent permitted by law. No Extension Period may end on a date other than a Distribution Payment Date. At the end of any such Extension Period, the Debenture Issuer shall pay all Deferred Interest then accrued and unpaid on the Debentures; provided, however, that no Extension Period may extend beyond the Maturity Date. Prior to the termination of any Extension Period, the Debenture Issuer may further extend such period, provided, that such period together with all such previous and further consecutive extensions thereof shall not exceed 20 consecutive quarterly periods, or extend beyond the Maturity Date. Upon the termination of any Extension Period and upon the payment of all Deferred Interest, the Debenture Issuer may commence a new Extension Period, subject to the foregoing requirements. No interest or Deferred Interest shall be due and payable during an Extension Period, except at the end thereof, but interest shall accrue upon each installment of interest that would otherwise have been due and payable during such Extension Period until such installment is paid. If Distributions are deferred, the Distributions due shall be paid on the date that the related Extension Period terminates to Holders of the Securities as they appear on the books and records of the Trust on the record date immediately preceding such date. Distributions on the Securities must be paid on the dates payable (after giving effect to any Extension Period) to the extent that the Trust has funds available for the payment of such distributions in the Property Account of the Trust. The Trust's funds available for Distribution to the Holders of the Securities will be limited to payments received from the Debenture Issuer. The payment of Distributions out of moneys held by the Trust is guaranteed by the Guarantor pursuant to the Guarantee.

         The Common Securities shall be redeemable as provided in the
Declaration.
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                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:

_____________________________

_____________________________

_____________________________

(Insert assignee's social security or tax identification number)

_____________________________

_____________________________

_____________________________

(Insert address and zip code of assignee),

and irrevocably appoints________________ as agent to transfer this Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

         Date:______________________________

         Signature:_________________________

         (Sign exactly as your name appears on the other side of this Common Security Certificate)

Signature Guarantee:(1)_____________________________


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(1) Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union, meeting the requirements of the Security registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.